Exhibit 10.27

重庆乾鸿富隆科技有限公司

重庆功彰共耀商业管理合伙企业(有限合伙)

重庆云之宓企业管理合伙企业(有限合伙)

LUCRO INVESTMENTS VCC

与

深圳市华智星管理咨询有限公司

之

购买选择权协议

Call Option Agreement

Between

Chongqing Qianhong Fulong Technology Co., Ltd.

Chongqing Gongzhang Gongyao Business Management

Partnership Enterprise (Limited Partnership)

Chongqing Yunzhimi Enterprise Management Partnership

Enterprise(Limited Partnership)

LUCRO INVESTMENTS VCC

And

Shenzhen Huazhixing Management Consulting Co., Ltd.

二O二六年2月 日

购买选择权协议

Call Option Agreement

甲方(1):重庆乾鸿富隆科技有限公司

Party A (1): Chongqing Qianhong Fulong Technology Co., Ltd.

法定代表人：曾强

Legal Representative: Zeng Qiang

地址：重庆市渝中区化龙桥街道华盛路10号22层1#1至6A 单元

Address: Unit 6A, 1#1, 22/F, No. 10 Huasheng Road, Hualongqiao Street, Yuzhong District, Chongqing

甲方(2):重庆功彰共耀商业管理合伙企业(有限合伙)

Party A (2): Chongqing Gongzhang Gongyao Business Management Partnership Enterprise (Limited Partnership)

法定代表人：李志峰

Legal Representative: Li Zhifeng

地址：重庆市九龙坡区中梁山街道华龙大道212号6幢附34号034号

Address: No. 034, Building No. 6, No. 212 Hualong Road, Zhongliangshan Street, Jiulongpo District, Chongqing

甲方(3):重庆云之宓企业管理合伙企业(有限合伙)

Party A (3): Chongqing Yunzhimi Enterprise Management Partnership Enterprise (Limited Partnership)

法定代表人：杨欢

Legal Representative: Yang Huan

地址： 重庆市两江新区寸滩街道金渝大道153号6幢1单元10-7

Address: 10-7, Unit 1, Building No. 6, No. 153 Jinyu Road, Cuntan Street, Liangjiang New District, Chongqing

甲方(4): LUCRO INVESTMENTS VCC

Party A (4): LUCRO INVESTMENTSVCC

地址： 新加坡安顺路10号国际广场16楼06室

Address: Room 6, 16/F, International Plaza, Anshun Road, Singapore

(甲方(1)、甲方(2)、甲方(3)及甲方(4),以下合称“甲方”)

(Party A (1), Party A (2), Party A (3) and Party A (4), collectively named as “Party A”)

乙方：深圳市华智星管理咨询有限公司

Party B: Shenzhen Huazhixing Management Consulting Co., Ltd.

法定代表人： 陈荣

Legal Representative: Chen Rong

地址：深圳市南山区西丽街道丽湖社区沁园二路金众国宾汇10栋01

Address: Room 2A, Building 10, Jinzhong Guobinhui, Qinyuan 2nd Road, Lihu

Community, Xili Sub-district, Nanshan District, Shenzhen City

目标公司：华智未来(重庆)科技有限公司(以下简称“目标公司”)

Target Company: Huazhi Future (Chongqing) Technology Co., Ltd. (the "Target Company" )

法定代表人：李志峰

Legal Representative: Li Zhifeng

地址：重庆市渝中区时代天街3号1幢29-3#附47号

Address: No. 29-3-47, Building 1, No. 3 Times Sky Street, Yuzhong District, Chongqing

鉴于：

Whereas:

(1)	目标公司是一家根据中国法律组建并有效存续的有限责任公司，作为目标公司 的股东，甲方合计持有目标公司100%的股权

The Target Company is a limited liability company incorporated lawfully and existing validly within the territory of the People's Republic of China, and Party A collectively holds 100% equities as shareholder of the Target Company.

(2)	乙方是一家根据中国法律组建并有效存续的外商投资企业，为目标公司提供技 术支持、战略咨询等相关服务，为目标公司的重要合作伙伴。

Party B is a foreign-invested enterprise incorporated lawfully and existing validly in accordance with the laws of the People's Republic of China and provides technical support, strategic consulting and other related services to the Target Company as an important partner of the Target Company.

(3)	甲方及目标公司拟授予乙方在符合中国法律要求的条件下，自行或通过其指定 人士随时购买甲方持有的目标公司全部或部分股权或者目标公司的全部或部 分资产(包括各种有形及无形资产)的排他性的选择权。

Party A and the Target Company intend to grant the Part B, the exclusive option to purchase all or part of the equities and the assets (including all forms of tangible and intangible assets) of the Target Company held by Party A, either by Party B itself or through its designated person.

据此，双方经协商一致，达成本协议如下：

Now therefore, through mutual consultation, the parties have reached the following agreements:

第一条购买选择权之授予和行使

Article 1 Grant and Exercise of Call Option

1.1 授予购买选择权 Granting Purchase Option

双方同意，乙方拥有排他性的选择权，在符合中国法律要求和本协议规定的条件 下，自行或通过其指定人士随时购买甲方持有的目标公司全部或部分股权，或目 标公司拥有的全部或部分资产(下称“购买选择权”)。 该购买选择权可以由乙 方或其指定人士行使，且在本协议有效期内不可撤销且无任何附加条件。甲方同 意，除乙方或其指定人士外，任何第三人均不得享有对于目标公司股权或资产的 购买选择权或其他有关的权利。

According to the requirements of Chinese laws and the provisions of this Agreement, the parties agree that Party B own the exclusive right to choose at any time to purchase all or part of equities or assets of the Target Company held by Party A through Party B itself or its designated person (herein after referred to as “Purchase Options”) The purchase options may be exercised by Party B or its designated person which is irrevocable and without any additional conditions during the term of this Agreement. Party A agrees that any third party except for Party B or its designated person shall not own purchase options to the equities or assets of the Target Company or other rights related to the Target Company.

1.2 行使购买选择权 Exercise of Option

以符合中国法律要求为前提，乙方或其指定人士可通过向甲方和/或目标公司(视 情形而定)发出书面通知(下称“行权通知”), 并具体说明其将向甲方购买的 股权或从目标公司购买的资产的份额(下称“被购买股权/资产”)和购买的方 式之后，行使购买选择权。乙方或其指定人士可自主决定购买选择权行使的时间、 方式和次数。

Based on the requirements of Chinese law, Party B or its nominated person may send a written notice to Party A and/or the Target Company(as the case may be) (hereinafter referred to as the “Notice of Exercise”) and specify that it will purchase the equities or the shares of the assets purchased from the Target Company (hereinafter referred to as the “Purchased Equities/Assets”) and the way of purchase, the purchase options are excised. Party B or its designee may independently decide when, how and how often to exercise the option.

1.3 行权通知的效果 Effect of Notice of Exercise

在收到行权通知之日起三十(30)日内，甲方和/或目标公司(视情形而定)应 与乙方或其指定人士签署股权/资产转让合同和实现转让的其他文件(合称“转 让文件”)。 且甲方不可撤销地放弃其对另一方向乙方出售的所有股权的优先购 买权。

Within thirty (30) days from receipt of the notice of execution, Party A and/or the Target Company (as the case may be) shall sign the Equity/Asset Transfer Contract and other documents (the “Transfer Documents”) for the transfer with Party B or its nominated person. And Party A irrevocably waived its right of first refusal to purchase all the other equities sold by the other party to Party B.

1.4 手续 Registration

转让文件签署后，甲方和/或目标公司必须无条件配合乙方办理有关转让所必要 的任何审批、许可、登记、备案等手续，可以在不附带任何担保权益的情况下， 将被购买股权/资产的有效所有权转让给乙方或其指定人士并使乙方或其指定人 士成为被购买股权/资产的登记在册所有人。

After the transfer documents are signed, Party A and/or the Target Company must unconditionally cooperate with Party B to handle any necessary matters related with transfer including approvals, permits, registrations, filings, etc. Party A shall transfer without any security interests the effective ownership of purchased equity/asset to Party B or its designated person who become the registered owner of the purchased equity/asset.

1.5 连带共同责任 Joint Responsibility

甲方和目标公司在本协议下对乙方的义务和责任均为连带共同的。

The obligations and responsibilities of Party A and the Target Company to Part B are joint liability under this Agreement.

第二条行权价格

Article 2 Subscription Price

2.1	在适用的中国法律允许的情况下，乙方有权自行或通过其指定人士随时以届时中国 法律所允许的最低价格(“行权价格”)收购甲方所持有的目标公司所有或部分 股权或目标公司的所有或部分资产。如乙方于行权期间，被相关部门要求进行股 权评估，则各方应在评估基础上对该行权价格进行必要调整，以符合当时适用之 任何中国法律之要求。

Subject to applicable PRC laws, Party B has the right to purchases all or part of the equity interests or assets of the Target Company held by Party A at any time, either at its own discretion or through its designated person, at the lowest price(the “exercise price”) permitted by the then-current Chinese law. If Party B is required by relevant authorities to conduct an equity valuation during the exercise period, the parties shall make necessary adjustments to the exercise price based on the valuation to comply with the requirements of any applicable Chinese laws at the time.

第三条陈述和保证

Article 3 Representation and Warranty

3.1 陈述和保证 Representations and Warranties

每一方向其他方陈述和保证如下：

Each of the party represents and warrants to the other party that:

(1)	其拥有一切必要的权利、能力和授权签署本协议并履行本协议项下的全部 义务和责任，本协议一经签署即构成对该方合法、有效且具有约束力的义 务并可按照本协议的条款对其强制执行。

It has all requisite power, capability and authority to execute this Agreement and perform its obligations and liabilities under this agreement. This Agreement constitutes the legally valid and binding obligation to the party and is enforceable against the party in accordance with its terms upon execution.

(2)	本协议及任何有关股权/资产转让合同的签署和交付以及其在本协议及任何 有关股权/资产转让合同项下的义务的履行均不会： ( i) 导致其违反任何 有关的中国法律；( ii) 与其章程或其他组织文件相抵触；(iii) 导致违反 其是一方或对其有约束力的任何合同或其他文件；( iv)导致违反向其颁发 的任何许可或授予的任何批准或该等许可或批准持续有效的任何条件。

The execution, delivery or performance of this Agreement any relevant equity/asset transfer contracts will not (i) lead to violation of any law of the PRC; (ii) conflict with the by-law or other constitutional documents; (iii) lead to breach of or default under any contract or document to which it is a party or which has binding force upon it; (iv) lead to breach of any conditions on the basis of which any permit or approval is issued to any party hereto and (or) maintenance thereof.

(3)	其自身或其代理人、员工或代表提供给另一方的所有资料在所有重要方面 均是真实、完整和准确的，并没有误导。

The information provided by itself or its agents, employees or representatives to the other party is true, complete , accurate and no misleading in all material respect.

3.2	目标公司、甲方额外陈述与保证

Additional Representations and Warranties of the Target Company and Party A

目标公司、甲方向乙方额外地陈述和保证如下：

The Target Company and Party A provide to Party B the following additional representations and warranties:

(1)	甲方对其在目标公司的股权拥有良好和可出售的所有权，除双方与本协议 同日签署的《股权质押协议》所规定的质押外，该等股权上不存在任何未 披露的留置权、质权、索赔权和其他担保物权及第三方权利。

Party A has good and sellable title to its equity in the Target Company, except for the pledges stipulated under the <Equity Pledge Agreement> signed by the parties on the same day with the agreement, there are no undisclosed liens, pledges, claims and other security interests and third-party rights on the equities.

(2)	目标公司对其所有资产拥有良好和可出售的所有权，该等资产上没有任何 担保权益或其他权利负担。

The Target Company has good and sellable ownership of all its assets and there is no any security interest or other rights burden on such assets.

(3)	目标公司遵守所有适用的法律法规(包括但不限于资产收购所适用的法律 法规)。

The Target Company complies with all applicable laws and regulations (including but not limited to the laws and regulations applicable to asset acquisition)

(4)	不存在未决的或潜在的与目标公司或其股权或资产有关的诉讼、仲裁或行 政程序。

There are no pending or potential litigation, arbitration or administrative proceedings relating to the Target Company or its equity or assets.

(5)	在乙方或其指定人士行使本协议下的购买选择权取得标的股权或资产后，

目标公司、甲方不会做出任何有损于该等股权或资产的有效性或任何权益 以及该等股权或资产的转让行为的有效性的行为。

After Party B or its designated person exercises the purchase option under this Agreement to obtain the underlying equity or assets, the Target Company and Part A will not take any detriment action to the validity or any interests of the equity or assets, or the validity of the act of transferring the equity or assets.

第四条其他约定

Article 4 Other Provisions

4.1 目标公司禁为行为 Prohibition of the Target Company

在乙方或其指定人士行使购买选择权取得目标公司的全部股权或资产之前，未经 乙方事先书面同意，目标公司不得进行如下行为：

Before Party B or its nominated person excises the purchase option to acquire the entire equity or assets of the Target Company, without Party B's prior written consent, the Target Company is prohibited to:

(1)	出售、转让、抵押或以其他方式处置任何资产、业务或收入的合法或受益 权益，或允许在其上设置任何其他担保权益；

Sell, transfer, mortgage or otherwise dispose of any legal or beneficial interest in any asset, business or income, or allow any other security interest to be set up on it;

(2)	达成将实质性影响其资产、责任、运营、股权及其它合法权利的交易；

Enter into the transactions that will materially affect its assets, liabilities, operations, equity and other legal rights;

(3)	发生、继承、保证或容许存在任何债务，但 ( i)在日常业务过程中产生而不 是通过借款方式产生的债务；和(ii) 已向乙方披露和得到乙方书面同意的 债务除外；

Occur, inherit, guarantee or allow to have any debt, except for the debt which is (i) incurred in the ordinary course of business other than the debt arising from the borrowing; and (ii) disclosed to Party B and approved by Party B in writing;

(4)	签订任何涉及义务(无论是否或有义务)或付款单独超过每年人民币10万 元或累计超过人民币50万元的任何合同，或受该等合同的约束(一系列相 关的合同应被视为一份合同且该系列合同涉及的金额应当累计计算);

Sign any contract involving any obligation (whether there is an obligation or not) or single payment exceeding RMB 100 thousand per year or accumulatively exceeding RMB 500 thousand, or be bound by such contract (a series of related contracts shall be deemed as one contract and the amount involved in the series of contracts should be calculated cumulatively);

(5)	向任何人提供贷款或信贷；

Provide loans or credit to anyone;

(6)	与任何人合并或联合，或对任何人进行收购或投资；

Merge or associate with anyone or acquire or invest in anyone;

(7)	与其任何关联方达成任何协议或安排，但与本协议同日签署的与乙方达成 的协议或安排除外；或

Enter into any agreement or arrangement with any of its afiliates, except for an agreement or arrangement with Party B signed on the same date as this Agreement; or

(8)	以任何形式派发股息给股东。

Distribute dividends to shareholders in any form.

4.2 目标公司、甲方禁为行为 Prohibition of the Target Company and Party A

在乙方或其指定人士行使购买选择权取得目标公司的全部股权或资产之前，未经 乙方事先书面同意，目标公司、甲方不得共同或单方进行如下行为：

Before B or its designated person exercises the purchase option to acquire the entire equity or assets of the Target Company, without the prior written consent of Party B, the Target Company, Party A shall not jointly or unilaterally conduct the following actions:

(1)	出售、转让、抵押或以其他方式处置目标公司的股权/资产或允许对其设置 任何权益负担，但根据双方与本协议同日签署的《股权质押协议》进行的 质押除外；

Sell, transfer, mortgage or otherwise dispose of the Target Company's equity/assets or allow any equity burden on it, except for pledges made under the <Equity Pledges Agreement> signed by the parties on the same day as this Agreement;

(2)	以任何形式补充、更改或修改目标公司公司章程文件，且该等补充、更改 或修改将实质性影响目标公司的资产、责任、运营、股权及其它合法权利；

Add, change or modify the Articles of Associations ofthe Target Company in any way, and such supplements, changes or modifications will materially affect the Target Company's assets, liabilities, operations, equity and other legal rights;

(3)	任命、撤销或替换目标公司的任何董事、监事或管理人员；

Appoint, revoke or replace any director, supervisor or manager of the Target Company;

(4)	增加或减少目标公司的注册资本或以任何其他方式改变其股权结构；

Increase or decrease the registered capital of the Target Company or change its shareholding structure in any other way;

(5)	促使目标公司达成将实质性影响目标公司的资产、责任、运营、股权及其 它合法权利的交易；或

Promote the Target Company to enter into transactions that will materially affect its assets, liabilities, operations, equity and other legal rights; or

(6)	促使目标公司的股东会通过分派股息的决议。

Procure the shareholders meeting of the Target Company to pass resolution regarding dividend distribution.

4.3	目标公司、甲方应为行为 Actions of the Target Company and Party A

在乙方或其指定人士行使购买选择权取得目标公司的全部股权或资产之前，目标 公司、甲方应：

Before Party B or its designated person exercises the purchase option to acquire the entire equity or assets of the Target Company, the Target Company and Party A shall:

(1)	按照良好的财务和商业标准及惯例，保持目标公司的存续，审慎及有效地 经营其业务和处理事务；

Maintain the existing of the Target Company in accordance with good financial and commercial standards;practice and operate its business cautiously and effectively;

(2)	在正常业务过程中经营目标公司的所有业务，以保持目标公司的资产价值， 不进行任何足以影响其经营状况或资产价值的作为/不作为；

Operate all the business of the Target Company in the ordinary course of business in order to maintain the asset value of the Target Company and perform no action /inaction which may affect its operating status or asset value;

(3)	应乙方要求，向其提供所有关于目标公司的营运和财务状况的资料；

At the request of Party B, provide all information regarding operation and financial status of the Target Company;

(4)	将已发生的或可能要发生的与目标公司或其股权或资产有关的诉讼、仲裁 或行政程序立即通知乙方；

Notify B promptly of litigation, arbitration or administrative procedures that have occurred or may occur in connection with the Target Company or its equity or assets;

(5)	从乙方接受的保险公司处购买和一直持有保险，维持的保险金额和险种应 与在同一地区经营类似业务或拥有类似财产或资产的公司通常投保的金 额和险种一致；

Purchase insurance from the insurance company accepted by Party B and maintain the insurance at all times, and the amount and type of insurance to be maintained shall be the same as the amount and type of insurance usually adopted by the company operating similar businesses or having similar assets or assets in the same region;

(6)	为保持目标公司对其全部资产的所有权，签署所有必要和适当的文件，采 取所有必要和适当的行动，提出所有必要和适当的控告并对所有索偿进行 必要和适当的抗辩；

In order to maintain ownership of entire assets of the Target Company, sign all necessary and appropriate documents;take all necessary and appropriate actions and make all necessary and appropriate charge and appropriate defenses against all claims;

(7)	应乙方要求，委派由乙方指定的任何人士出任目标公司的董事。

Appoint any person designated by Party B as the director of the Target Company upon the request of Party B.

第五条赔偿

Article 5 Compensation

5.1	如果出现可能使本协议任何一方在第三条下所做的任何陈述或保证成为不真实或 不准确的情况，有关一方应立即以书面形式通知另一方，并应按照另一方的合理 要求采取措施予以补救。每一方同意补偿另一方因其在第三条作出的陈述和保证 的任何不真实性或不准确性或因其违反本协议项下的任何其他约定或规定所产 生或与此相关的，任何其他一方所遭受的任何所有债务、义务、赔偿、罚款、裁 决、诉讼、费用、开支和代垫费用。

If any of the representations or warranties made by any party under Article 3 become untrue or inaccurate, the relevant party shall promptly notify other party in writing and shall provide remedies according to reasonable requests made by the other party. Each party agrees to indemnify any other party the debts, obligations, compensation, fines, awards, litigation, cost, expenses and disbursements which are arising from or relating to any untruthfulness or inaccuracy in the representations and warranties made under Article 3 or because of any breach of agreement or provision under this Agreement.

第六条 保密

Article 6 Confidentiality

6.1 一般义务 General Obligation

在本协议期限内和在本协议因任何原因终止后的五(5)年内，未经双方事先同 意，任何一方应为本协议及一方因履行本协议而从其他方取得的任何口头或书面 资 料 (“保密资料”)保密，不得向任何其他人披露任何保密资料。

Within 5 years after the expiration of this Agreement and after termination of this Agreement for any reason, without prior consent of the parties, either party shall be responsible for any oral or written information obtained by this Agreement and any other party from the other party in performing this Agreement (the “Confidential Information”) is confidential and may not disclose any Confidential Information to any other person.

6.2 向接收人披露 Disclosure to the Recipient

为达到本协议目的需要的情况下，双方可向其董事、高级职员、经理、合作伙伴、 员工及法律、财务和专业顾问(合称 “接收人”),在需要了解的基础上披露保密 资料。

In order to achieve the purpose of this Agreement, both parties may disclose the Confidential Information to its directors, officers, managers, partners, employees and legal, financial and professional advisors (collectively referred to as the “Recipients”) on a need-to-know basis.

6.3 接收人的义务 Obligations of the Recipients

双方应确保其各自的任何接收人知道和遵守其在本协议项下的所有保密义务，如 同该接收人是本协议的一方。

The parties shall ensure that their respective Recipients are aware of and comply with all their confidentiality obligations under this Agreement, as if the recipient were a party to this Agreement.

6.4 例外情况 Exceptions

第6.1条的规定不适用于：

The Clause 6.1 shall not apply to:

(1)	已成为或将成为公众可以得到的保密资料，而该资料的披露不是因为任何 一方或其任何接收人违反本协议披露或指示披露所造成的；

The Confidential Information which is already in the public domain or comes into the public domain otherwise than by a breach of any obligation of confidentiality; or which

(2)	任何一方根据任何适用法律、法规、任何监管机构的要求或者任何证券交 易所任何适用规则的规定进行的披露，但是有关的披露只限于该等要求或 规定的范围内，并且在可行的情况下，另一方应被给予机会在披露之前审 阅披露的内容和对披露的内容提出意见；以及

Disclosures by either party in accordance with the requirements of any applicable law, regulation, any regulatory department or any applicable rules of any stock exchange, but such disclosure is limited to the scope of such regulations or requirements and is feasible under the circumstances, other party should be given the opportunity to review the contents of the disclosure and provide comments on the disclosure before disclosure;

(3)	任何一方根据任何政府规定或司法或监管过程的规定进行的披露或者在任 何因本协议产生或与之相关的法律诉讼、起诉或程序的司法、监管或仲裁 程序中进行的披露，但是有关的披露只限于该等规定或程序要求的范围 内，并且在可行的情况下，另一方被给予机会在披露之前审阅披露的内容 和对披露的内容提出意见。

Disclosures by any party pursuant to any governmental regulation or judicial or regulatory process or in any judicial, regulatory or arbitral proceedings in any legal proceedings, proceedings or proceedings arising out of or in connection with this Agreement, but relevant disclosures are limited to the scope of these requirements or procedural requirements, and where feasible, other party are given the opportunity to review the disclosure and provide comments on the disclosure before disclosure.

第七条期限与终止

Article 7 Term and Termination

7.1 期限 Term

本协议自双方授权代表于文首所载日期签署后生效。除非乙方按第7.2条的规定 提前终止，或经双方书面同意提前终止，本协议有效期为十(10)年。除非乙方 提前三十(30)天以书面形式通知另一方本协议不再续展，否则本协议有效期限 届满时应自动续展一(1)年，之后以此类推。

This Agreement shall come into force after execution by the authorized representatives of both parties on the date first written above. This Agreement shall be valid for ten (10) years unless Party B terminates it early in accordance with the provisions of Article 7.2, or both parties agree in writing to terminate it ahead of schedule. Unless Party B notify Party A in writing thirty (30) days in advance that the Agreement will not be renewed, the term of this Agreement shall be automatically renewed for one (1) year at the expiration date of the validity term, and so on.

7.2终止 Termination

甲方在乙方违反主合同或本协议核心义务，或因不可抗力、法律法规变更致使本 协议无法履行时，有权提前30日书面通知乙方终止本协议。乙方终止协议亦须提 前30日书面通知甲方，且不得损害甲方已获得或应获得的合法权益目标公司、甲 方，除因不可抗力、法律法规变更致使本协议无法履行外，不得在任何情况下因 任何原因终止本协议。乙方可自行决定提前一(1)个月书面通知后终止本协议。 如果发生任何下列事件，乙方可在向另一方发出终止本协议的书面通知后立即终 止本协议：

The Target Company and Party A shall not terminate this Agreement in any circumstance for any reason, except if this agreement becomes impossible to perform due to force majeure or changes in laws and regulations. Party B may at its own discretion terminate the agreement upon a one-month prior written notice.

(1)	任何其他一方没有遵守本协议中的任何义务、 规定和条件，而且经乙方发 出有关书面通知后十(10)日内，没有加以纠正；或

Any party does not comply with any obligations, stipulations and conditions in this Agreement, and the party does not correct such breach within ten (10) days after Party B sends a written notice to Party A; and

(2)	目标公司停业、丧失偿债能力、破产、成为清算或解散程序的对象、无力 偿还到期债务或依法解散。

The Target Company suspends its business, loses the ability to repay the debts, becomes bankruptcy or the object of liquidation or dissolution procedures, is not able to repay the debts due and payable or dissolved according to laws.

7.3终止后的行动 Action after Termination

另一方无权以任何理由就本协议终止而蒙受的任何损失(包括业务或收益上的损 失)向乙方提出权利要求。本协议终止，无损任何一方在终止前产生的任何权利 或救济，且不影响一方向另一方履行在本协议终止前产生的任何义务。

The other party is not entitled to claim any right to the pledgee for any loss (including loss of business or profits) suffered by the termination of this Agreement for any reason. Termination of this Agreement does not infringe any rights or remedies of any party prior to termination and does not affect the performance by any party of any of its obligations prior to the termination of this Agreement.

7.4 继续有效 Continue to be Effective

第五、六、7.3-7.4、八、9.1-9.3和9.8-9.9条规定在本协议终止后仍然继续有效。

The Article 5, 6, Clause 7.3 - 7.4, Article 8, Clause 9.1 - 9.3 and Clause 9.8 - 9.9 shall remain valid after the termination of this Agreement.

第八条通知

Article 8 Notice

8.1	除非有更改本协议序言中所列地址的书面通知，本协议项下的通知应通过专人递 送、传真或挂号邮寄的方式发到该等地址。通知如果是以挂号邮寄的方式发送， 则挂号邮件的回执上记载的签收日期为送达日，如果以专人递送或传真方式发 送，则以发送之日为送达日。以传真方式发送的，应在发送后立即将原件以挂号 邮寄或专人递送的方式发到上述地址。

Unless there is a written notice to change the address specified in the preamble of this agreement, any notices by the Parties hereunder shall be sent by hand delivery, facsimile, registered mail to the addresses. If the notice is sent by registered mail, the receipt date recorded on the mail receipt shall be deemed as the service date. If it is delivered by hand or by fax, the date of delivery shall be deemed as the service day. If it is delivered by fax, the original should be sent to the above address by registered mail or delivered by hand immediately after the facsimile notice is served.

第九条其他规定

Article 9 Miscellaneous Provisions

9.1 法律适用 Governing Law

本协议的签署、解释、履行和终止适用中华人民共和国法律，并依其解释。

The signing, interpretation, performance and termination of this Agreement, shall be governed by and interpreted in accordance with the laws of the People's Republic of China.

9.2 争议解决 Resolution of Disputes

所有因本协议引起的或与本协议有关的争议都应通过双方的友好协商解决。若在 一方提出协商解决争议的要求之后三十(30)日内，双方仍未达成解决争议的协 议，任何一方均有权将有关争议提交深圳国际仲裁院，由三(3)名仲裁员依当 时有效的该仲裁院仲裁规则通过仲裁解决。仲裁语言为中文。仲裁裁决应是终局 的，对双方都有约束力。如果仲裁庭未作另外规定，仲裁费用由败诉的一方承担。

Any dispute arising out of the interpretation and performance of any terms of this Agreement shall be settled by the parties through bona fide negotiation. Should the parties cannot reach an agreement to resolve the dispute with 30 days after a party submits the request of dispute negotiation, either party has the right to submit the dispute to Shenzhen Court of International Arbitration, where 3 arbitrators will settle the dispute according the arbitration rules of the Court that are in force at that time. The arbitration language is Chinese. The award shall be final and binding on all parties. The arbitration fees shall be borne by the losing party unless otherwise specified by the arbitration tribunal.

9.3 可分割性 Severability

如果本协议中的任何一项或多项规定根据任何法律法规在任何方面被认定为无 效、不合法或不能执行，有关的规定应视为可从本协议分割，而本协议其余规定 的效力、合法性及可执行性不因此而在任何方面受到影响或损害。双方应努力本 着诚信原则进行磋商，以有效、合法且可以执行的规定代替无效、不合法或不能 执行的规定，而其经济效果应尽量接近被代替的规定原先想要达到的经济效果。

In the event that any provisions hereof shall be found invalid, illegal or unenforceable due to inconformity with relevant laws, such provisions shall be invalid or unenforceable only within the relevant jurisdiction and of no prejudice to the remaining provisions. The Parties shall, through consultation in good faith, revise as far as permitted by law and in a manner most approximate to the original intention of the parties, such invalid and unenforceable provisions to the extent to which the provisions are lawful, valid and enforceable, and such revised provisions shall be, as far as possible, of same financial efficacy with those provisions that are invalid, unlawful or unenforceable.

9.4弃权 Waiver

任何一方没有行使或没有及时行使本协议项下的任何权利、权力或补救措施，不 应视为弃权，而任何一次行使或部分地行使有关权利、权力或者补救措施，也不 妨碍进一步行使有关权利、权力或补救措施或行使任何其他权利、权力或补救措 施。在不限制上述规定的情况下，任何一方对另一方违反本协议的任何规定作出 弃权，不应视为对日后违反该条规定或者违反本协议的任何其他规定也作出弃 权。

Any failure of any party to exercise or timely exercise any right, power or remedy under this Agreement shall not be deemed as a waiver, and any exercise of the relevant rights, power or remedy at any one time will not prevent the further exercise of such rights, power or remedy or exercise any other right, power or remedy. Without limiting the foregoing, any party waving any other party's violation of any provisions of this Agreement shall not be deemed to have waived any later violation of this provision or any other provision of this Agreement.

9.5 转让限制 Transfer Restoration

本协议对双方及其继承者和被许可的受让方具有约束力。事先通知另一方后，乙 方可向其指定的任何人转让其在本协议下的权利和义务。非经乙方事先书面同 意，甲方不得转让其在本协议下的任何权利和义务。

This Agreement is binding on all parties and their successors and approved transferees. After informing other party in advance, Party B may transfer its rights and obligations under this Agreement to any person it designates. The other party cannot transfer any of their rights and obligations without Party B's prior written consent.

9.6 完整协议 Integrity of this Agreement

本协议构成协议双方就本协议的标的事项所达成的完整的协议及共识，并且，以 往双方之间关于本协议标的事项的所有口头或书面协议、备忘录或安排均被本协 议取代。

The agreement constitutes the full and entire understanding and agreement between the parties with respect to the subject matter hereof and replaces all oral and/or written agreement, understanding and arrangements of the parties prior to the conclusion of this Agreement.

9.7 修订 Amendment

对本协议条款的任何修改必须经双方协商一致，并由双方各自取得必要的授权和 批准后，以书面形式作出方为有效。经过双方适当签署的有关本协议的修改协议 和补充协议是本协议的组成部分，具有与本协议同等的法律效力。

Any amendments and supplement to this Agreement shall be made in writing by the parties. Any modification or supplement to this Agreement duly executed by the parties constitutes an integral part of this Agreement and shall have the same legal validity as this Agreement.

9.8 标题 Titles

本协议中的标题只是为了方便而使用，不得用来限制或解释本协议条款。

The titles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

9.9 文本 Copies

本协议可签署一份或多份，经正当签署的该等多份文件构成同一份协议，具有相 同的法律效力。

This Agreement may be executed in one or more counterparts and all of which together shall constitute the same one instrument with equal legal validity.

(以下无正文，为签署页)

(The following is signature page without content of agreement)

鉴于此，双方已促使其各自的授权代表于文首所载日期签署本协议，以昭信守。

In witness whereof, both parties have caused this Agreement to be executed by their respective authorized representatives on the date first above written.

甲方 (1) Party A (1)	甲方 (2) Party A (2)

重庆乾鸿富隆科技有限公司	重庆功彰共耀商业管理合伙企业(有限 合伙)

/s/ Chongqing Qianhong Fulong Technology Co., Ltd.	Chongqing Gongzhang Gongyao Business Management Partnership Enterprise (Limited Partnership)

(公章/Common Seal)	(公章/Common Seal)

签署(授权代表)	签署(授权代表)

/Signature (Authorized Representative): /s/	/Signature (Authorized Representative): /s/

甲方 (3) Party A (3)	甲方 (4) Party A (4)

重庆云之宓企业管理合伙企业(有限合伙)	LUCRO INVESTMENTS VCC

Chongqing Yunzhimi Enterprise Management Partnership Enterprise (Limited Partnership)	LUCRO INVESTMENTS VCC

(公章/Common Seal	(公章/Common Seal)

签署(授权代表)	签署(授权代表)

/Signature (Authorized Representative): /s/	/Signature (Authorized Representative): /s/

(购买选择权协议签字页)

(Signature Page of Call Option Agreement)

乙方 Party B	目标公司 Target Company

深圳市华智星管理咨询有限公司	华智未来(重庆)科技有限公司

/s/ Shenzhen Huazhixing Management Consulting Co., Ltd.	/s/ Huazhi Future (Chongqing) Technology Co., Ltd.

(公章/Common Seal)	(公章/Common Seal)

签署(授权代表)	签署(授权代表)

/Signature (Authorized Representative): /s/	/Signature (Authorized Representative): /s/

(购买选择权协议签字页)

(Signature Page of Call Option Agreement)